Segment Information (Details)	12 Months Ended
Aug. 31, 2025
Segment Information [Abstract]
Description of CODM	The Group uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s CODM for making operating decisions and assessing performance as the source for determining the Group’s reportable segments. The Group’s CODM is the Chief Executive Officer, who is responsible for the financial information of each separate operating segment when making decisions about allocating resources and assessing the performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer
Operating segment	1